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                                                                    EXHIBIT 23


                              ARTHUR ANDERSEN LLP


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 33-43490 and 33-43439.


                                                       ARTHUR ANDERSEN LLP


Boston, Massachusetts
March 13, 1998